UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2013

LinnCo, LLC

Linn Energy, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-35695	45-5166623
Delaware	000-51719	65-1177591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Travis, Suite 5100
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(281) 840-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger

On February 20, 2013, LinnCo, LLC (“LinnCo”) and Linn Energy, LLC (“LINN”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Berry Petroleum Company (“Berry”), Linn Acquisition Company, LLC, a wholly owned subsidiary of LinnCo (“LinnCo Merger Sub”), Bacchus HoldCo, Inc., a direct wholly owned subsidiary of Bacchus (“HoldCo”), and Bacchus Merger Sub, Inc., a direct wholly owned subsidiary of HoldCo (“Bacchus Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, (i) Bacchus Merger Sub will be merged with and into Berry (the “HoldCo Merger”), with Berry continuing as the surviving corporation and as a direct wholly owned subsidiary of HoldCo; (ii) following the HoldCo Merger, Berry will be converted from a Delaware corporation into a Delaware limited liability company (the “Conversion”); (iii) following the Conversion, HoldCo will be merged with and into LinnCo Merger Sub (the “LinnCo Merger”), with LinnCo Merger Sub continuing as the surviving company; and (iv) following the LinnCo Merger, LinnCo will contribute all of the outstanding equity interests in LinnCo Merger Sub to LINN (the “Contribution”) in exchange for the issuance to LinnCo (the “Issuance”) of newly issued units representing limited liability company interests in LINN (“LINN Units”).

The HoldCo Merger, the Conversion, the LinnCo Merger, the Contribution and the Issuance are collectively referred to herein as the “Transactions.”

Under the terms of the Merger Agreement, each outstanding share of Berry common stock will be converted into one newly issued share of HoldCo common stock in the HoldCo Merger, and HoldCo stockholders will have the right to receive, for each share of HoldCo common stock they own, 1.25 newly issued LinnCo common shares (the “Exchange Ratio”) in the LinnCo Merger.

In connection with the Transactions, each stock option outstanding under the Berry’s equity plans immediately prior to the HoldCo Merger effective time will be converted into a stock option representing an option to acquire LINN Units with equivalent terms and conditions, as adjusted to reflect the Exchange Ratio and for differences in the trading prices of LINN Units and LinnCo common shares in the period prior to the closing of the LinnCo Merger. Each unvested restricted stock unit outstanding under Berry’s equity plans immediately prior to the HoldCo Merger effective time (excluding any restricted stock unit held by a current or former non-employee director of Berry and any performance-based restricted stock unit) will be converted into a restricted stock unit in respect of LINN Units, as adjusted to reflect the Exchange Ratio and for differences in the trading prices of LINN Units and LinnCo common shares in the period prior to the closing of the LinnCo Merger. Each performance-based restricted stock unit, each vested restricted stock unit and each restricted stock unit held by a current or former non-employee director of Berry, in each case outstanding under the Berry’s equity plans immediately prior to the HoldCo Merger effective time, will be converted into LinnCo common shares, in an amount calculated based on the Exchange Ratio.

The closing of the Transactions is conditioned on (1) adoption of the Merger Agreement by holders of a majority of the outstanding shares of Berry’s common stock, (2) approval of the issuance of LinnCo common shares by a majority of the votes cast by holders of LinnCo common shares at a meeting at which a quorum is present, (3) approval of certain amendments to LinnCo’s LLC agreement and the Contribution by holders of a majority of the outstanding LinnCo common shares, (4) approval of the Issuance by a majority of the votes cast by holders of LINN Units at a meeting at which a quorum is present, (5) receipt of certain opinions by the parties with respect to the tax-free nature of the Transactions, and (6) other customary conditions such as expiration of the waiting period under the Hart-Scott-Rodino Act.

The summary of the Merger Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Berry with the U.S. Securities and Exchange Commission (the “SEC”) on February 21, 2013, and is incorporated herein by reference.

Contribution Agreement

On February 20, 2013, LinnCo and LINN entered into a Contribution Agreement (the “Contribution Agreement”) with respect to the Contribution and the Issuance that will take place following the LinnCo Merger, as described above. Under the Contribution Agreement, the number of LINN Units to be issued to LinnCo in the Issuance will be equal to the greater of (i) the aggregate number of LinnCo common shares issued in the LinnCo Merger and (ii) the number of LINN Units required to cause LinnCo to own no less than one-third of all of the outstanding LINN Units following the Contribution.

The Contribution Agreement provides that LinnCo will receive from LINN special distributions of $6 million, or $0.06 per unit, in each of 2013, 2014 and 2015 in respect of deferred tax liabilities of LinnCo that result from the consummation of the Transactions. In addition, the Contribution Agreement provides that in the event that, within seven years following the Contribution, LINN desires to effect a disposition of a material portion of the assets acquired in a manner that results in a material increase to the tax liability of LinnCo resulting from the allocation of income or gain pursuant to Section 704(c) of the Internal Revenue Code of 1986, as amended (a “Material Disposition Transaction”), such a Material Disposition Transaction would be required to be approved by an independent committee appointed for such purpose by LinnCo’s board of directors.

The terms of the Contribution Agreement were negotiated and approved by the conflicts committee of the board of directors of LinnCo (the “LinnCo Conflicts Committee”) and the conflicts committee of the board of directors of LINN (the “LINN Conflicts Committee” and, together with the LinnCo Conflicts Committee, the “Conflicts Committees”), with each of such Conflicts Committees recommending approval of the Contribution Agreement by their respective boards of directors. The Conflicts Committees, which were composed entirely of independent directors, each retained independent legal and financial counsel to assist them in evaluating and negotiating the Contribution Agreement.

The summary of the Contribution Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 2.2 hereto, and is incorporated herein by reference.

The Merger Agreement and the Contribution Agreement and the above descriptions have been included to provide investors and security holders with information regarding the terms of the Merger Agreement and the Contribution Agreement. They are not intended to provide any other factual information about LinnCo, LINN, Berry or their respective subsidiaries or affiliates or equityholders. The representations, warranties and covenants contained in the Merger Agreement and the Contribution Agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the respective parties to the Merger Agreement and the Contribution Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of LinnCo, LINN, Berry or any of their respective subsidiaries, affiliates, businesses, or equityholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement and the Contribution Agreement, which subsequent information may or may not be fully reflected in public disclosures by LinnCo, LINN or Berry. Accordingly, investors should read the representations and warranties in the Merger Agreement and the Contribution Agreement not in isolation but only in conjunction with the other information about LinnCo, LINN, Berry and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2013, Terrence S. Jacobs and Linda M. Stephens resigned from the board of directors of LINN to form the LinnCo Conflicts Committee in order to evaluate and consider the Contribution and Issuance on behalf of LinnCo and its public shareholders. Prior to his resignation, Mr. Jacobs served on the Audit Committee, the Compensation Committee and the Nominating and Governance Committee of the board of directors of LINN.

On February 19, 2013, David D. Dunlap and Jeffrey C. Swoveland resigned from the board of directors of LinnCo to form the LINN Conflicts Committee in order to evaluate and consider the Contribution and Issuance on behalf of LINN and its public unitholders. Prior to their resignation, each of Messrs. Dunlap and Swoveland served on the Audit Committee of the board of directors of LinnCo.

Item 7.01	Regulation FD Disclosure.

On February 21, 2013, Berry, LinnCo and LINN issued a joint press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of February 20, 2013, by and among Berry Petroleum Company, Bacchus HoldCo, Inc., Bacchus Merger Sub, Inc., LinnCo, LLC, Linn Acquisition Company, LLC and Linn Energy, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Berry Petroleum Company with the SEC on February 21, 2013)

2.2	Contribution Agreement, dated as of February 20, 2013, by and between LinnCo, LLC and Linn Energy, LLC

99.1	Joint Press release, dated February 21, 2013

Additional Information about the Proposed Transactions and Where to Find It

In connection with the proposed transactions, LinnCo intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of LinnCo, LINN and Berry that also constitutes a prospectus of LinnCo. Each of Berry, LINN and LinnCo also plan to file other relevant documents with the SEC regarding the proposed transactions. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Berry, LINN and LinnCo with the SEC at the SEC’s website at www.sec.gov. You may also obtain these documents by contacting LINN’s and LinnCo’s Investor Relations department at (281) 840-4193 or via e-mail at ir@linnenergy.com or by contracting Berry’s Investor Relations department at (866) 472-8279 or via email at ir@bry.com.

Participants in the Solicitation

Berry, LINN and LinnCo and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information about LINN’s directors and executive officers is available in LINN’s proxy statement dated March 12, 2012, for its 2012 Annual Meeting of Unitholders. Information about LinnCo’s directors and executive officers is available in LinnCo’s Registration Statement on Form S-1 dated June 25, 2012, as amended, with respect to its initial public offering of common shares. Information about Berry’s directors and executive officers is available in Berry’s proxy statement dated April 6, 2012, for its 2012 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transactions when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Berry, LINN or LinnCo using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the press release included herewith contains forward-looking statements concerning the proposed transactions, its financial and business impact, management’s beliefs and objectives with respect thereto, and management’s current expectations for future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. It is uncertain whether the events anticipated will transpire, or if they do occur what impact they will have on the results of operations and financial condition of LINN, LinnCo, Berry or of the combined company. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including but not limited to the ability of the parties to satisfy the conditions precedent and consummate the proposed transactions, the timing of consummation of the proposed transactions, the ability of the parties to secure regulatory approvals in a timely manner or on the terms desired or anticipated, the ability of LINN to integrate the acquired operations, the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings, and the ability to realize opportunities for growth. Other important economic, political, regulatory, legal, technological, competitive and other uncertainties are identified in the documents filed with the SEC by Berry, LINN and LinnCo from time to time, including their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The forward-looking statements including in this Current Report on Form 8-K and the press release are made only as of the date hereof. None of Berry, LINN nor LinnCo undertakes any obligation to update the forward-looking statements included in this Current Report on Form 8-K or the press release to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINN ENERGY, LLC
LINNCO, LLC

By:	/s/ CANDICE J. WELLS
Candice J. Wells
Corporate Secretary

Date: February 21, 2013

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of February 20, 2013, by and among Berry Petroleum Company, Bacchus HoldCo, Inc., Bacchus Merger Sub, Inc., LinnCo, LLC, Linn Acquisition Company, LLC and Linn Energy, LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Berry Petroleum Company with the SEC on February 21, 2013)

2.2	Contribution Agreement, dated as of February 20, 2013, by and between LinnCo, LLC and Linn Energy, LLC

99.1	Joint Press release, dated February 21, 2013